UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2017

ASTA FUNDING, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35637	22-3388607
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

210 Sylvan Avenue Englewood Cliffs, New Jersey 07632
(Address of principal executive offices)

Registrant’s telephone number, including area code: (201) 567-5648

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On February 2, 2017, Asta Funding, Inc. issued a press release announcing the extension of its self-tender offer to repurchase up to 5,314,009 shares of its common stock at a price of $10.35 per share. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits. The following exhibit is filed with this Current Report on Form 8-K:

No.	Description

99.1	Press Release of Asta Funding, Inc. dated February 2, 2017, announcing the extension of its self-tender offer to repurchase its common stock.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ASTA FUNDING, INC.

Date: February 2, 2017	By:	/s/ Bruce R. Foster
Bruce R. Foster
Chief Financial Officer

EXHIBIT INDEX

No.	Description

99.1	Press Release of Asta Funding, Inc. dated February 2, 2017, announcing the extension of its self-tender offer to repurchase its common stock.